UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 24, 2025

TREASURE GLOBAL INC

(Exact name of registrant as specified in its charter)

Delaware	001-41476	36-4965082
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

276 5th Avenue, Suite 704 #739 New York, New York	10001
(Address of registrant’s principal executive office)	(Zip code)

+6012 643 7688

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 24, 2025, Treasure Global Inc, a Delaware corporation (the “Company”), held its virtual 2025 Special Stockholders Meeting (the “Meeting”).

As of the close of business on November 12, 2025, the record date for the determination of stockholders entitled to vote at the Meeting, there were 16,962,004 shares of the Company’s common stock, par value $0.00001 per share, issued and outstanding, with each share entitled to one vote on each proposal at the Meeting. At the Meeting, the combined holders of 9,069,887 shares of the voting stock entitled to notice of and to vote at the Meeting were represented in person or by proxy, representing approximately 53.47% of the outstanding voting shares, and thereby a quorum pursuant to the Delaware General Corporation Law and the bylaws of the Company was present for the transaction of business at the Meeting.

The final results for each of the matters considered at the Meeting were as follows:

1.	To approve an amendment to the Company’s Certificate of Incorporation authorizing the Board, without further stockholder approval, to effect a reverse stock split of the Company’s Common Stock, to set the timing of a stock split, or to refrain from taking such action, at a ratio between the range of one-for-two and 1-for-20, to maintain compliance with Nasdaq Listing Rule 5550(a)(2);

Votes For	Votes Against	Abstain
8,837,102	217,799	14,986

The affirmative vote of the holders of a majority of the shares present and entitled to vote on the matter was required for approval. The proposal was approved.

2.	To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies.

Votes For	Votes Against	Abstain
8,853,600	169,945	46,342

The affirmative vote of the holders of a majority of the shares present and entitled to vote on the matter was required for approval. The proposal was approved.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2025	TREASURE GLOBAL INC

	By:	/s/ Carlson Thow
	Name:	Carlson Thow
	Title:	Chief Executive Officer

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